Exhibit 3.73

Exhibit 3.73

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 4

Carson City, Nevada 89701-4520

(775) 684-5708

Website: www.nvsos.gov

Filed in the office of Document Number

20140371314-56

Ross Miller Secretary of State State of Nevada

Filing Date and Time

05/21/2014 1:10 PM

Entity Number

E0268922014-2

Articles of Organization Limited-Liability Company

(PURSUANT TO NRS CHAPTER 86)

USE BLACK INK ONLY—DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited- Liability Company:

(must contain approved limited-liability company wording; see instructions)

Wisteria MergerSub LLC

Check box if a Series Limited-Liability Company

Check box if a Restricted Limited- Liability Company

2. Registered Agent for Service of Process: (check only one box)

commercial Registered Agent: National Pegistered Agents, Inc. of NV

Office or Position with Entity ‘—’ (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Nevada

Citu Zip Code

Street Address

Nevada

Mailing Address (if different from street address) City Zip Code

3. Dissolution Latest date upon which the company is to dissolve (if existence is not perpetual):

4. Management:

(required) Company shall be managed by: f~\ Manager(s) OR Member(s)

(check only one box)

5. Name and Address of each Manager or Managing Member:

(attach additional page if more than 3) 1) The Engisn Group, Inc

Name

1) The Engisn Group, Inc.

Name

27101 Pueria Real, Suite 450 Mission Viejo CA 92691

Street Address City State Zip Code

2)

Name

Street Address City State Zip Code

3)

Name

Street Address City State Zip Code

6. Effective Date and Time: (optional)

7. Name, Address and Signature of Organizer: (attach additional page if more than 1 organizer) Effective Date: Effective Time:

I declare, to the best of my knowledge under penalty of perjury, that the information confirmed hearth a cored and acknowledge that pursuant to NRS 230.330, It is a category C felony to knowingly after any faults or forged instrument for filing in the office of the Secretary of State.

Mary E. Keogh

Name Organizer Signature

One Rodney Square, 920 N. King Street Wilmington DE 19801

Street Address City State Zip Code

8. Certificate of Acceptance of Appointment of Registered Agent: I hereby accept appointment as Registered Agent for the above named Entity.

Bonnie A Schuman Asst. Secretary

05/21/2014

Authorized Signature of Registertd Agent or On Behalf of Registered Agent Entity Date

Nevada Secretary of State NRS 86 DLLC Articles

Revised 7-96-13

Exhibit 3.73

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

092601

Amendment to Articles of Organization

(PURSUANT TO NRS 86.216)

Filed in the office of	Document Number 20140372824-43
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/22/2014 8:18 AM
	Entity Number E0268922014-2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization
For a Nevada Limited-Liability Company
Before Issuance of Members Interest
(Pursuant to NRS 86.216)

1. Name of limited-liability company:

Wisteria MergerSub LLC

2. The articles have been amended as follows: (provide article numbers, if available)*

5. Name and Address of Member:

The Ensign Group, Inc.,
27101 Puerta Real, Suite 450, Mission Viejo, CA 92691

3. The effective date and time of filing: (optional) Date: ______ Time: ______
(must not be later than 90 days after the certificate is filed)

4. As of the date of this certificate, no member's interest in the limited-liability company has been issued.

5. Signatures represent at least 2/3 of the (check one)**: ☒ Organizers ☐ Managers

X [signature]
Signature

X ______
Signature

* 1) If amending company name, it must contain the words **"Limited-Liability Company," "Limited Company,"** or **"Limited"** or the abbreviations **"Ltd.," "L.L.C.,"** or **"L.C.," "LLC"** or **"LC."** The word **"Company"** may be abbreviated as **"Co."**

2) If adding managers, provide names and addresses.

** If more than two signatures, attach a plain 8 1/2" x 11" sheet with the additional signatures.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 86.216 DLLC Amendment
Revised: 8-31-11

092601

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Amendment to Articles of Organization
(PURSUANT TO NRS 86.216)

Filed in the office of	Document Number
[signature]	20140372824-43
Ross Miller	Filing Date and Time
Secretary of State	05/22/2014 8:18 AM
State of Nevada	Entity Number
	E0268922014-2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization
For a Nevada Limited-Liability Company
Before Issuance of Members Interest
(Pursuant to NRS 86.216)

1. Name of limited-liability company:

Wisteria MergerSub LLC

2. The articles have been amended as follows: (provide article numbers, if available)*

5. Name and Address of Member:

The Ensign Group, Inc.,
27101 Puerta Real, Suite 450, Mission Viejo, CA 92691

3. The effective date and time of filing: (optional) Date: ____ Time: ____
(must not be later than 90 days after the certificate is filed)

4. As of the date of this certificate, no member's interest in the limited-liability company has been issued.

5. Signatures represent at least 2/3 of the (check one)**: [X] Organizers [ ] Managers

X [signature]
Signature

X ____
Signature

* 1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited" or the abbreviations "Ltd.," "L.L.C.," or "L.C.," "LLC" or "LC." The word "Company" may be abbreviated as "Co."
2) If adding managers, provide names and addresses.

** If more than two signatures, attach a plain 8 1/2" x 11" sheet with the additional signatures.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 86.216 DLLC Amendment
Revised: 8-31-11

ROSS MILLER

Secretary of Stats

204 North Canon Street, Suite 1

Carson City, Nevada 8S7Q1-4S20 iftstmsm

Website: www.iwfros.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Filed in the office of Document Number

20140380072-17

Rose Miller Filing Date and Time

05/23/2014 4:59 PM

Secretary of Stale Entity Number

State of Nevada EO268922014-2

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY-DO NOT HIGHILIGHT

AftScies of Wtertaar

(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A 200):

If there are more than four merging entities, check box and attach an 8  1/2“ x 11” blank sheet containing the required information for each additional entity from article one.

Wisteria Health Holdings LLC

Name of merging entity

Nevada Limited Liability Company

Jurisdiction Entity type*

Name of merging entity

Jurisdiction Entity type*

Name of merging entity

Jurisdiction Entity type*

Name of merging entity

Jurisdiction Entity type*

And

Wisteria MergerSub LLC

Name of merging entity

Nevada Limited Liability Company

Jurisdiction Entity type*

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust Filing Fee: $350.00

This form must be accompanised by appropriate fees.

Nevada Secretary of State 92A Marger Page 1 Revised: 8-31-14

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775) 684-5708

Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (lf a foreign entity is the survivor in the merger—NRS 92A.190):

Attn:

c/o

3) Choose one:

The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92a.200)

The undersigned declares that a plan of merger has been adopted by parent domestic entity (NRS 92a.180)

4) Owner’s approval (NRS 92A.200) (options a, b or c must be used, as applicable, each entity):

If there are more than four merging entitles, check box and attach an 8  1/2“ x 11” blank sheet containing the required Information for each additional entity from the approprist section of article four.

(a)	Owner’s approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and , or

Name of merging entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 2

Revised 3-31-11

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775) 684-6708

Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY—DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of:

Wisteria Health Holdings LLC

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or,

Wisteria MergerSub LLC

Name of surviving entity, if applicable

Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merge.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 3

Revised 8-31-11

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775) 684-6708

Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY—DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

(C) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.150):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or,

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 4

Revised. 8-31-11

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775) 684-5708

Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY- DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*

Section 1 of the Articles of Organization of Wisteria MergerSub LLC is amended as follow:

1. Name of Limited Liability Company: Wisteria Health Holding LLC

6) Location of Plan of Merger (check a or b):

(a) The entire plan of merger is attached:

or,

(b) The entire plan of merger is on file at the registered office of the surviving corporation , limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filling: (optional) (must not be later than 90 days after the certificate is filed)

Date: May 30, 2014 Time: 12:10 a.m.

*

Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent. Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendment to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5

Revised: 8-31-11

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775) 684-6708

Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY—DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

(C) Signatures – Must be signed by: An officer of each Nevada Corporation; All general partners of each Nevada limited partnership: All general partners of each Nevada limited-liablity limited partnership; A manager of each Nevada limited liability company with managers or one member if there are no managers; a trustee of each Nevada business trust (HRS 92A.230)”

If there are more than four merging entities, check box and attached an 8  1/2“ x 11” blank sheet containing the required information for each additional entity from article eight

Wisteria Health Holdings LLC

Name of merging entity Gregory K. seapley, as EVP of The Ensign Group, inc.,

X as sole member 5/22/14

Signature Title Date

Name of merging entity

X

Signature Title Date

X

Signature Title Date

X

Signature Title Date

and

Wisteria Merging LLC

Name of surviving entity    Gregory K. Stapley, as The Ensign Group, Inc.,

X as sole member 5/22/14

Signature Title Date

* The articles of merger list must be signed by each foreign constituent entity in the manner provided by the law governing it NRS 92A.230) Additional signature blocks may be added to this page f as an attachment as needed

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 4

Revised 3-31-11

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

E0268922014-2

Wisteria Health Holdings LLC

NAME OF LIMITED LIABILITY COMPANY

Filed in the office of Document Number

20140461794-79

Ross Miller Secretary of State State of Nevada

Filing Date and Time

06/25/2014 2:55 PM

Entity Number

E0268922014-2

FOR THE FILING PERIOD OF

06/2014 TO 06/2015

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY—DO NOT HIGHLIGHT

**YOU MAY FILE THIS FORM ONLINE ATwww.nvsllverflume.gov**

Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent).

IMPORTANT: Read Instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or If none, a Managing Member of the LLC must sign the form. FORM WILL BE RETURNED IF UNSIGNED.

2. If there are additional managers or managing members, attach a list of them to this form.

3. Return completed form with the fee of $125.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before Its due date shall be deemed an amended list for the previous year.

4. Slate business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to Ale form by deadlne.

5. Make your check payable to the Secretary of State.

6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate Instructions must accompany your order.

7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (776) 684-5708.

8. Form must be In the possession of the Secretary of Stale on or before the last day of the month In which It Is due. (Postmark dale Is not accepted as recelpf date.) Forms received after due date will be returned for additional tees and penalties. Failure to incbde annual list and business license fees will result in rejection of filing.

ANNUAL LIST FILING FEE: $125.00 LATE PENALTY: $75.00 (If filing late) BUSINESS LICENSE. .FEE: $200.00 LATE PENALTY: $100.00 (If filing late)

FOR THE FILING PERIOD OF

NAME OF LIMITED-LIABILITY COMPANY

CHECK ONLY IF ALLPLICAPLE AND ENTER EXEMPTION CODE IN BOX BELOW

Pursuant to NRS chapter 76, this entity is exempt from the business license fee. Exmption code:

NOTE: If claiming an exemption, a notarized Declaration of Eilgibility form must be attched , failure to attach the Declaration of Eligibility from will result in rejection, which could result in late fees,

NRS 76.020 Exemption codes

001-Govermmental Entitiy

005 – Motion Picture company 006-NRS 680B.020 insurance Co.

Name

CTR Partnership, L.P.

MANAGER OR MANAGING MEMBER

ADDRESS CITY STATE ZIP CODE

27101 Puerta Real, Suite 400 Mission Viejo CA 92691

Name

MANAGER OR MANAGING MEMBER

ADDRESS CITY STATE ZIP CODE

Name

MANAGER OR MANAGING MEMBER

ADDRESS CITY STATE ZIP CODE

Name

MANAGER OR MANAGING MEMBER

ADDRESS CITY STATE ZIP CODE

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent Intent ol concealing the Identity of any person or persons exercising the power or authority ot a manager or managing member In furtherance of any unlawful conducL

t declare, to the best of my knowledge under penalty of perjury, that the Information contained heroin b correct and acknowledge that pursuant to NRS 239.330, It Is a category C felony to knowingly offer any false or forged Instrument for filing In the Office of the Secretary of State.

CTR Partnership, L.P., Member,

Title By: Care Trust GP, LLc, its General Partner

By: CareTrust REIT, Inc, its Member,

By: William Wagner

Title: Chief financial Officer

Date

06/25/2014

Nevada Secreatary of State List Manormem Revised: 8-8-13

Signature of Manager, Managing Member or Other Authorized Signature